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Charter Mac
Capital Solutions


                         First Quarter 2003
                         Supplemental Financial Package


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


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Charter Mac                                       First Quarter 2003
Capital Solutions                                 Supplemental Financial Package




Charter Municipal Mortgage Acceptance Company ("CharterMac")     Table of Contents
625 Madison Avenue
New York, NY 10022                                               Financial Highlights                                         3
Phone:  212-588-1765
Fax:  212-751-3550                                               Consolidated Balance Sheets                                  4
Web Site:  www.chartermac.com
AMEX Symbol:  CHC                                                Consolidated Statements of Income                            5

Investor Contacts:                                               Reconciliation of Net Income to Cash Available               6
   Stuart Rothstein                                                 for Distribution ("CAD")
   Chief Financial Officer
   212-421-5333                                                  Capitalization as of Quarter-End                         7 - 8

   Brenda Abuaf                                                  Dividend Yield                                               9
   Director of Shareholder Services
   800-831-4826                                                  Portfolio Summary                                           10

                                                                 Portfolio Distribution and Stabilized Portfolio             11
                                                                    Operating Analysis

                                                                 Acquisition Activity                                        12

                                                                 Disposition/Repayment Activity                              13

                                                                 Reporting Definitions                                       14


Certain   items  in  this  document  may
constitute   forward-looking  statements
within the meaning of the "safe  harbor"
provisions  of  the  Private  Securities
Litigation  Reform  Act of  1995  and as
such  may  involve   known  and  unknown
risks,  uncertainties  and other factors
which  may  cause  the  actual  results,
performances    or    achievements    of
CharterMac  to be  materially  different
from any future results, performances or
achievements  expressed  or  implied  by
such  forward-looking  statements.  Such
forward-looking statements speak only as
of the date of this document. CharterMac
expressly  disclaims  any  obligation or
undertaking  to  release   publicly  any
updates    or     revisions    to    any
forward-looking   statements   contained
herein   to   reflect   any   change  in
CharterMac's  expectations  with  regard
thereto or change in events,  conditions
or   circumstances  on  which  any  such
statement is based.



                                  Page 2 of 14
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Charter Mac                                                   First Quarter 2003
Capital Solutions                                 Supplemental Financial Package



                              Financial Highlights

                                                                                   Quarter Ended March 31,
                                                                        ---------------------------------------------
(Numbers in thousands, except per share data)                                  2003                      2002             % change
                                                                        -------------------       -------------------   ------------

Operating Data
Revenues                                                                  $         31,921          $         28,803         10.8%
Net Income                                                                          17,907                    18,824         -4.9%
Net Income Available to Common and CRA Shareholders                                 16,494                    17,559         -6.1%
CAD to Common and CRA Shareholders                                                  16,150                    14,158         14.1%
Per Share Data:
   Net Income Available to Common and CRA Shareholders per
    diluted Share                                                         $           0.37          $           0.45         -17.8%
   CAD to Common and CRA Shareholders per diluted Share                   $           0.36          $           0.36          0.0%
   Dividends per Common and CRA Share                                     $           0.33          $           0.31          6.5%
Weighted Average diluted Common and CRA Shares                                      45,071                    38,846

Ratios
Interest Coverage                                                                     6.4x                      6.7x
Fixed Charge Coverage                                                                 2.9x                      3.5x
CAD Payout Ratio (per share basis)                                                   91.7%                     86.1%


                                                         March 31, 2003         March 31, 2002
                                                        ----------------       ----------------
            Capitalization
            Total Debt                                   $      742,513         $      600,330
            Preferred Equity                                    273,500                218,500
            Common and CRA Equity                               789,551                679,094
                                                        ----------------       ----------------
               Total Capitalization                      $    1,805,564         $    1,497,924
                                                        ================       ================

            Total Debt to Total Assets                            40.5%                  38.9%
            Total Debt to Total Market Capitalization             41.1%                  40.1%
            Total Common and CRA Shares Outstanding              45,055                 43,035
            Closing Common Share Price at Period-End             $17.57                 $15.78



                                  Page 3 of 14
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Charter Mac                                                   First Quarter 2003
Capital Solutions                                 Supplemental Financial Package





                                                    Consolidated Balance Sheets

(Dollars in thousands)
                                                           March 31, 2003           December 31, 2002           March 31, 2002
                                                         ------------------       ---------------------       ------------------
     Assets
     Revenue bonds - at fair value                            $ 1,551,808               $ 1,579,590                $ 1,122,301
     Cash and cash equivalents                                     74,923                    55,227                     145,16
     Promissory notes, mortgages receivable
         and other investments                                     80,245                    97,374                    182,003
     Other assets                                                 124,328                   120,677                     93,503
                                                         ------------------       ---------------------       ------------------
     Total assets                                             $ 1,831,304               $ 1,852,868                $ 1,542,968
                                                         ==================       =====================       ==================

     Liabilities and shareholders' equity

     Liabilities
       Financing arrangements                                 $   671,164               $   671,659                $   526,193
       Notes payable                                               71,349                    68,556                     74,137
       Interest rate derivatives                                    4,936                     5,504                      1,936
       Accounts payable, accrued expenses
         and other liabilities                                     12,511                    32,378                     33,291
       Deferred income                                              8,274                     8,998                        -
       Due to Manager and affiliates                                3,054                     4,126                      2,046
       Deferred tax liability                                       9,586                    10,790                     10,432
       Distributions payable                                       19,367                    19,020                     17,105
                                                         ------------------       ---------------------       ------------------
     Total liabilities                                            800,241                   821,031                    665,140
                                                         ------------------       ---------------------       ------------------

     Preferred shares of subsidiary                               273,500                   273,500                    218,500
                                                         ------------------       ---------------------       ------------------

     Minority interest in consolidated subsidiary                   5,718                     4,822                      3,955
                                                         ------------------       ---------------------       ------------------

     Shareholders' equity
     Beneficial owners' equity - convertible CRA
        shareholders                                               58,332                    58,174                     25,790
     Beneficial owners' equity - manager                            1,128                     1,126                      1,246
     Beneficial owner's equity - other common
        shareholders                                              606,867                   604,496                    608,023
     Treasury shares                                                 (103)                     (103)                      (103)
     Accumulated other comprehensive income                        85,621                    89,822                     20,417
                                                         ------------------       ---------------------       ------------------
     Total shareholders' equity                                   751,845                   753,515                    655,373

                                                         ------------------       ---------------------       ------------------
     Total liabilities and shareholders' equity               $ 1,831,304               $ 1,852,868                $ 1,542,968
                                                         ==================       =====================       ==================


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Capital Solutions                                 Supplemental Financial Package





                                             Consolidated Statements of Income

(Dollars in thousands, except per share data)
                                                                                  Quarter Ended March 31,
                                                                          ------------------------------------------------
                                                                                  2003                          2002
                                                                          ------------------            ------------------
     Revenues:
       Interest income:
         Revenue bonds                                                        $      26,250                 $      22,920
         Other interest income                                                          837                         1,625
         Promissory notes and mortgages receivable                                      181                           163
       Mortgage servicing fees                                                        2,126                         1,853
       Mortgage banking fees                                                            941                         1,656
       Other income                                                                   1,586                           586
                                                                          ------------------            ------------------
       Total revenues                                                                31,921                        28,803
                                                                          ------------------            ------------------
     Expenses:
       Interest expense                                                               3,816                         3,991
       TOPs - recurring fees                                                            963                           727
       Bond servicing                                                                 1,015                           766
       General and administrative                                                     6,039                         5,599
       Depreciation and amortization                                                  1,687                         2,240
                                                                          ------------------            ------------------
       Total expenses                                                                13,520                        13,323
                                                                          ------------------            ------------------
       Income before gain (loss) on repayment of revenue bonds,
           gain on sales of loans and equity in earnings of ARCap                    18,401                        15,480

       Equity in earnings of ARCap                                                      555                           547

       Gain on sales of loans                                                         2,139                         3,287

       Gain (loss) on repayment of revenue bonds                                       (412)                        3,757
                                                                          ------------------            ------------------

       Income before allocation to preferred shareholders
             of subsidiary and minority interest                                     20,683                        23,071

       Income allocated to preferred shareholders of subsidiary                      (4,724)                       (3,764)

       Income allocated to minority interest                                            (28)                         (302)

                                                                          ------------------            ------------------
       Income before benefit (provision) for income taxes                            15,931                        19,005

       Benefit (provision) for income taxes                                           1,976                          (181)
                                                                          ------------------            ------------------
       Net income                                                             $      17,907                 $      18,824
                                                                          ==================            ==================

     Allocation of net income to:
       Special distribution to Manager                                        $       1,411                 $       1,088
                                                                          ==================            ==================
       Manager                                                                $           2                 $         177
                                                                          ==================            ==================
       Common shareholders                                                    $      15,089                 $      16,707
       Convertible CRA shareholders                                           $       1,405                 $         852
                                                                          ------------------            ------------------
           Total for shareholders                                             $      16,494                 $      17,559
                                                                          ==================            ==================

     Net income per common and CRA share - basic                              $        0.37                 $        0.45
                                                                          ==================            ==================

     Net income per common and CRA share - diluted                            $        0.37                 $        0.45
                                                                          ==================            ==================


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Charter Mac                                                   First Quarter 2003
Capital Solutions                                 Supplemental Financial Package



   Reconciliation of Net Income to Cash Available for Distribution ("CAD")


                                                   Quarter Ended March 31,
                                              -------------------------------
                                                  2003               2002
                                              ------------       ------------
 (Dollars in thousands)

 Net Income allocated to shareholders         $    16,494        $    17,559
 Revenues - Amortization                              856                435
 LIHTC guarantee fee                                 (684)               -
 Construction servicing fee                           (51)               -
 Straight line yield                                   20                308
 Expenses - Amortization                            1,687              2,240
 Net gain on sale of loans and
   repayment of revenue bonds                      (1,400)            (7,370)
 Tax adjustment                                    (1,976)               -
 Other, net                                         1,204                986
                                              ------------       ------------
 CAD to Common and CRA shareholders           $    16,150        $    14,158
                                              ============       ============


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Charter Mac                                                   First Quarter 2003
Capital Solutions                                 Supplemental Financial Package



                        Capitalization as of Quarter-End

(Dollars in thousands, except per share price)
--------------------------------------------------------------------------------
Common Shares
--------------------------------------------------------------------------------


                        Shares          Quarter End
      Description     Outstanding        Share Price      Market Value
------------------------------------------------------------------------
Common Shares            41,220,127       $17.57           $ 724,238


--------------------------------------------------------------------------------
CRA Convertible Preferred Shares
--------------------------------------------------------------------------------

                         CRA Shares     Transaction  Conversion   Conversion   Common Share
        Description      Outstanding    Share Price    Price        Ratio       Equivalent
---------------------------------------------------------------------------------------------
                              (A)                                    (B)        (A) * (B)

2Q 2000 Issuance            1,238,364     $14.13      $15.33         92.2%        1,141,427
4Q 2000 Issuance              644,000     $14.13      $14.60         96.8%          623,268
3Q 2002 Issuance            1,376,933     $17.43      $17.43        100.0%        1,376,933
4Q 2002 Issuance              575,705     $17.37      $17.37        100.0%          575,705
                        --------------                                         -------------
   Total                    3,835,002                                     Total   3,717,333
                                                Quarter-End Closing Share Price      $17.57
                                                                               --------------
                                                     Market Value of CRA Shares     $65,314


--------------------------------------------------------------------------------
Cumulative Preferred Shares
--------------------------------------------------------------------------------

                               Dividend Rate            Liquidation
                                (Weighted                Preference
        Description              Average)                (Total Par)
-----------------------------------------------------------------------

Series A Total                     6.7%                    $ 175,000
Series B Total                     7.3                        98,500
                              -----------------------------------------
Total / Weighted Average           6.9%                    $ 273,500
                              =========================================


                                  Page 7 of 14

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Charter Mac                                                   First Quarter 2003
Capital Solutions                                 Supplemental Financial Package


                  Capitalization as of Quarter-End (continued)

(Dollars in thousands, except per share price)
--------------------------------------------------------------------------------
Debt
--------------------------------------------------------------------------------


                                                    Weighted
                                                Average Interest
                                                      Rate             Outstanding      Percentage of
           Description           Program          (Annualized)           Balance          Total Debt
------------------------------------------------------------------------------------------------------

Financing Arrangements           PFloats              2.0%(1)         $     214,664         28.9%
Financing Arrangements            TOPs                2.1(1)                456,500         61.5
Notes Payable(2)                                      2.9(3)                 71,349          9.6
                                                ------------------------------------------------------
   Total / Weighted Average                           2.1%            $     742,513        100.0%
                                                ======================================================


------------------------------------------------------------------------------------------------------
Effective Fixed Rate vs. Floating Rate Funding Exposure
------------------------------------------------------------------------------------------------------




                                    Before Interest Rate Swaps                          After Interest Rate Swaps
                                    --------------------------        Interest          -------------------------
                                 Floating Rate       Fixed Rate      Rate Swap         Floating Rate      Fixed Rate        Total
                                ----------------------------------------------------------------------------------------------------
Floating Rate Debt              $        742,513   $          -     $    (150,000)   $       592,513   $         -     $    592,513
Floating to Fixed Rate Swaps                                              150,000                            150,000        150,000
Preferred Equity                             -            273,500                                 -          273,500        273,500
Common and CRA Equity                        -            789,551                                 -          789,551        789,551
                                ----------------------------------                 -------------------------------------------------
Total Funding Sources           $        742,513   $    1,063,051                    $       592,513   $   1,213,051   $  1,805,564
                                ==================================                 =================================================
% of Total                                 41.1%             58.9%                             32.8%           67.2%


Total Market Capitalization


                                     Balance           % of Total
                                -----------------------------------
Equity
  Common                         $    724,238              40.1%
  Preferred                           273,500              15.2
  CRA                                  65,314               3.6
Debt                                  742,513              41.1
                                -----------------------------------
  Total Market Capitalization    $  1,805,564            100.0%
                                ===================================

Notes:
------
(1) The interest rates of the PFloats and TOPs program are based on spread above the Bond Market Association Municipal Swap Index.
(2) Consists of PWF acquisition loan and PWF short-term borrowing.
(3) The interest rate on the notes payable is based on spread above the London Inter-Bank Offered Rate ("LIBOR").



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Capital Solutions                                 Supplemental Financial Package



                                                          Dividend Yield

                                                     Period-End     Yield on Period-   % Tax-Exempt
                                                   Closing Share      End Market           Income      Assumed Tax     Tax-Adjusted
                         For Quarter  Annualized       Price             Price            (Actual)        Rate            Yield
                        ------------------------------------------------------------------------------------------------------------
1998 Dividend                -          $0.93         $12.12             7.7%               97.0%         39.6%           12.6%
1999 Dividend                -          $1.00         $11.75             8.5%               96.7%         39.6%           13.8%
2000 Dividend                -          $1.07         $13.44             8.0%               96.0%         39.6%           13.0%
2001 Dividend                -          $1.14         $16.25             7.0%               96.3%         39.1%           11.4%
2002 Dividend                -          $1.26         $17.37             7.3%               96.0%         38.6%           11.6%
1Q 2003 Dividend          $0.325        $1.30         $17.57             7.4%               96.0%         38.6%           11.9%


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Charter Mac                                                   First Quarter 2003
Capital Solutions                                 Supplemental Financial Package



                                                        Portfolio Summary

                                                                     Outstanding                               Stated
                                                                      Balance at       Fair Value(1)          Interest
 Investments/Asset Type                           Units               03/31/2003       at 03/31/2003           Rate(2)
 -------------------------------------------------------------------------------------------------------------------------
 (Dollars in thousands)

 Tax-Exempt First Mortgage Bonds

 Stabilized                                      14,401             $    570,263        $    595,725             7.1%

 Lease-Up                                         6,427                  315,894             338,066             7.3%

 Construction                                     8,503                  445,050             461,133             7.0%

 Rehabilitation                                   2,020                  101,480             109,601             7.4%
                                             ---------------       ----------------     --------------      -------------
    Subtotal / Weighted Average                  31,351             $  1,432,687        $  1,504,525             7.1%

 Tax-Exempt Subordinate Bonds

 Stabilized                                         692             $     17,000        $     17,000             9.4%
                                                                   ----------------     --------------      -------------
 Taxable Bonds

 First Mortgages                                     *              $     29,021        $     30,283             8.9%
                                                                   ----------------     --------------      -------------

    Total Revenue Bonds                                             $  1,478,708        $  1,551,808             7.2%
                                                                   ----------------     --------------      -------------
 Other Mortgage Investments

 Second Mortgages                                    *              $      1,724        $      1,657 (3)         9.4%

 Bridge Loans                                        *                     2,204               2,204 (3)         8.7%

 Mezzanine Loans                                    244                    2,515               2,515 (3)        11.0%

 PWF Mortgages Receivable                           N/A                   44,087              44,087 (3)          N/A
                                                                   ----------------     --------------      -------------
    Subtotal / Weighted Average                                     $     50,531        $     50,463             9.8%
                                             ---------------       ----------------     --------------      -------------
    Total / Weighted Average -
            All Investments                      32,287             $  1,529,238        $  1,602,271             7.2%
                                             ===============       ================     ==============      =============


 Notes:
 ------
     For further information regarding the bond portfolio and other specifics regarding each bond, please refer to CharterMac 10-K filings.
     * Not applicable to avoid duplication with Tax-Exempt First Mortgage Bonds.
     (1) The Revenue Bonds are deemed to be available-for-sale debt securities and, accordingly, are carried at their estimated fair values.
     (2) The stated interest rate represents the weighted average coupon rate of the Revenue Bond at March 31, 2003.
     (3)  These investments are carried at adjusted cost basis.


                                  Page 10 of 14
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Charter Mac                                                   First Quarter 2003
Capital Solutions                                 Supplemental Financial Package



                             Portfolio Distribution
                (Based on fair market value as of March 31, 2003)



  [GRAPHIC OMITTED]         [GRAPHIC OMITTED]           [GRAPHIC OMITTED]

   By Region (1)              By Bond Type              By Property Status
   -------------              ------------              ------------------


   West      17.2%          80/20      17.6%          Rehabilitation     7.4%
   East      38.6%          LIHTC      77.0%          Stabilized        39.9%
   Central   44.2%          501(c)3     5.4%          Lease-up          22.2%
                                                      Construction      30.5%



                     Stabilized Portfolio Operating Analysis

                                             Q1 '03       2002       2001
                                             ------       ----       ----
Occupancy                                    92.3%       92.5%      94.2%
Debt Service Coverage Ratio (YTD)            1.18x       1.29x      1.26x

Note:
-----
(1) The States are distributed in the three regions as follows:

Central: AR, IA, IL, IN, KS, MI, MN, MO, ND, NE, OH, OK, SD, TX, WI
East: AL, CT, DC, DE, FL, GA, KY, LA, MA, MD, ME, MS, NC, NH, NJ, NY, PA, RI, SC, TN, VA, VT, WV
West:    AK, AZ, CA, CO, HI, ID, MT, NM, NV, OR, UT, WA, WY

At quarter-end, the CharterMac portfolio consisted of bonds secured by properties in 25 States and the District of Columbia.


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Capital Solutions                                 Supplemental Financial Package




                                                       Acquisition Activity
                                                                          Month/
                                                                           Year       Face Amount    Current Stated      Permanent
Revenue Bond Acquisitions       Location         Units     Bond Type     Acquired       of Bond      Interest Rate     Interest Rate
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bonds
  New Construction
    Allapattah Gardens(1)       Miami, FL          *         LIHTC        Jan-03      $   350,000         7.15%             7.15%

    Inverness(1)                Ft. Wayne, IN      *         LIHTC        Feb-03        2,600,000         6.84%             6.84%
                                                 -----                                ----------------------------------------------
       Total New Construction                      *                                    2,950,000         6.87%             6.87%
                                                 -----                                ----------------------------------------------
Stabilized
  Golf and Lakeside Villas(1)   Miami, FL          *         80/20        Jan-03          100,000         7.25%             7.25%
                                                 -----                                ----------------------------------------------
Total Q1 2003 Acquisitions                         *                                  $ 3,050,000         6.88%             6.88%
                                                 =====                                ==============================================
----------------------------------------------

Notes:
------
* Not applicable to avoid duplication with additional bonds secured by the same collateral.
(1) Represents an additional purchase in connection with a previously acquired bond.


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Capital Solutions                                 Supplemental Financial Package



                                                  Disposition/Repayment Activity

                                                                       Minimum
                                                                       Stated
                                                          Month/Year  Interest   Face Amount   Net Book                     Net Gain
Dispositions/Repayments   Units   Location      Bond Type   Acquired     Rate      of Bond       Value      Net Proceeds    (Loss)
------------------------------------------------------------------------------------------------------------------------------------

Repayments:

Thomas Lake               216    Eagan, MN        80/20     Sep-86      7.50%    $12,975,000  $13,386,951   $12,975,000   $(411,951)


Marsh Landing             250    Portsmouth, VA   LIHTC     May-98      7.25%      5,878,212    5,979,724     5,979,724         -

                         -----                                       ---------------------------------------------------------------
Total Q1 2003
  Repayments              466                                           7.42%    $18,853,212  $19,366,675   $18,954,724   $(411,951)
                         =====                                       ===============================================================


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Capital Solutions                                 Supplemental Financial Package



 ----------------------------------------------------------------------------------------------------------------------------------
                                                        Reporting Definitions
 ----------------------------------------------------------------------------------------------------------------------------------

                 CharterMac - means Charter Municipal Mortgage Acceptance Company and its consolidated subsidiaries.

501(c)3 Bonds - Revenue bonds issued to finance low income            Lease-Up - Revenue bonds whose underlying properties have
multifamily projects and facilities owned by charities.               completed construction/rehabilitation and have not achieved occupancy above 90% for three consecutive months. This
80/20 Properties - generally pre-1987 affordable housing              lease-up definition may differ from the definition of
bond properties for which there is a minimum set-aside of             stabilization in individual Bond Documents.
20% of the property's units for renters at 80% or less of
area median income.                                                   LIHTC - means the Low-Income Housing Tax Credit pursuant to
                                                                      Section 42 of the Internal Revenue Code. LIHTC revenue bonds
Affordable Housing - CharterMac's revenue bond investments            have the additional enhancement of such credits which should
are generally collateralized by mortgages on affordable               further mitigate credit risk and the potential for default.
housing properties which are highly competitive and                   Minimum set-asides required by federal guidelines are 40% of
comparable to class B to class A multifamily properties.              the property's units for renters at 60% or less of area
                                                                      median income or 20% for renters at 50% or less of median
Cash Available for Distribution ("CAD") - a primary measure           income. In many localities, minimum set-asides exceed these
of dividend paying ability. Differences between CAD and net           limits. Most of CharterMac's recent originations are LIHTC
income result from variations between GAAP and cash                   revenue bonds.
received.
                                                                      Occupancy Date - for construction and rehabilitation revenue
CAD Payout Ratio - the ratio of dividends paid per share to           bonds, the estimated date of initial occupancy for the
CAD per share.                                                        underlying mortgaged property.

Completion Date - for construction or rehabilitation revenue          Par Value - the face amount of a revenue bond.
bonds, the estimated date that such activity will be fully
complete on the underlying mortgaged property.                        Per Share - both basic and diluted per share calculations
                                                                      include both common and CRA shares. The difference, if any,
Construction Bonds - Revenue bonds acquired by CharterMac             between basic and diluted shares is the dilutive effect of
may have properties in construction as underlying                     any stock options.
collateral. Generally, such bonds are additionally secured
by a construction letter of for the full bond face amount so          PFloats - a securitized debt program used by CharterMac to
that CharterMac assumes no construction risk.                         finance a portion of its bond acquisition activities.

CRA Convertible Preferred Shares ("CRA Shares") - means the           Rehabilitation - Revenue bonds acquired by CharterMac may
Convertible Community Reinvestment Act Preferred Shares               have as mortgage collateral underlying properties undergoing
issued by CharterMac. These CRA shares have a preference              extensive internal and/or external rehabilitation. In some
with regard to an allocation of CRA credits available on              cases, such bonds are additionally secured by a construction
CharterMac's revenue bonds. CRA shares are economically the           letter of credit for the full amount of the bond.
same as common shares and dividends for both are the same
with no preference in liquidation or dividend payment. For            Revenue Bonds - primarily means a multifamily housing
presentation purposes, both basic and diluted per share data          revenue bond secured by a first or second mortgage on a
include both common and CRA shares.                                   multifamily property.

Dividend Yield - Current annualized dividend per share                Securitized Debt - CharterMac's debt is securitized by
divided by the current market price. The Tax-Adjusted                 certain revenue bonds which are used as collateral.
Dividend Yield takes into account CharterMac's tax-exempt             CharterMac's two debt programs are PFloats and TOPs.
income and the highest effective tax rate to compute a
taxable-equivalent yield.                                             Stabilized Operations - the date a newly constructed or
                                                                      rehabilitated property reaches stabilized occupancy,
Equity Market Capitalization - The total of common equity             generally similar to market occupancy or above 90% for three
market capitalization (common and CRA shares at market                consecutive months.
price) plus the sum of all preferred shares at their
liquidation preference totals.                                        Start Date - the starting period for which construction or rehabilitation begins.
Fair Value - the estimated fair market value of a revenue
bond, calculated based on estimated future cash flows capped          TOPs (Private Label Tender Option Program) - a securitized
at aggregated interest rate for current quarter                       debt program used by CharterMac to finance a portion of its
acquisitions.                                                         bond acquisition activities.

Fixed Charge Coverage - Net income plus total GAAP interest           Total Market Capitalization - Total Market Capitalization is
expense plus preferred dividend distributions divided by              the sum of CharterMac's equity market capitalization,
total GAAP interest expense plus preferred dividend                   preferred shares, minority interest in subsidiary and
distributions.                                                        outstanding debt.

GAAP - Generally Accepted Accounting Principles in the                Underlying Properties - means the multifamily housing
United States.                                                        properties securing the revenue bonds and other investments owned by CharterMac.
Interest Coverage - Net income plus total GAAP interest
expense plus preferred dividend distributions divided by
total GAAP interest expense.


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